UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2006
WHEELING-PITTSBURGH CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 000-50300

Delaware	55-0309927
(State of incorporation)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV (Address of principal executive offices)	26003 (Zip Code)
Registrant’s telephone number, including area code: (304) 234-2400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 2.02 Results of Operations and Financial Condition
On November 7, 2006, Wheeling-Pittsburgh Corporation issued a press release announcing its financial results for the quarter ended September 30, 2006. The full text of the press release, together with unaudited financial statements, is furnished herewith as Exhibit 99.1.
In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
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Wheeling-Pittsburgh Corporation, together with the other participants as indicated below, intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and accompanying card to be used to solicit votes for a special meeting of stockholders to seek approval of the Company’s proposed strategic alliance with Companhia Siderurgica Nacional (“CSN”). The Company urges its shareholders to read the proxy statement in its entirety when it becomes available because it will contain important information, including information on the participants and their interests in Wheeling-Pittsburgh Corporation. When filed, the proxy statement will be available at no charge at the SEC’s website at http://www.sec.gov. The participants in this proxy solicitation are Wheeling-Pittsburgh Corporation and other participants included in the proxy statement to be filed with the SEC. Additional information regarding the participants in the proxy solicitation and their respective interests may be obtained by reading the proxy statement regarding the proposed strategic alliance when it becomes available.
Forward-Looking Statements Cautionary Language
The information contained in this news release, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. In particular, statements containing estimates or projections of future operating or financial performance are not historical facts, and only represent a belief based on various assumptions, all of which are inherently uncertain. Forward-looking statements reflect the current views of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, factors relating to (1) the risk that the businesses of CSN Holdings and Wheeling-Pittsburgh will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the ability of CSN, CSN Holdings and Wheeling-Pittsburgh to realize the expected benefits from the proposed strategic alliance, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (3) lower than expected operating results for Wheeling-Pittsburgh for the remainder of 2006 or for the strategic alliance; (4) the risk of unexpected consequences resulting from the strategic alliance; (5) the risk of labor disputes, including as a result of the proposed strategic alliance or the failure to reach a satisfactory collective bargaining with the production employees; (6) the ability of the strategic alliance to operate successfully within a highly cyclical industry; (7) the extent and timing of the entry of additional competition in the markets in which the strategic alliance will operate; (8) the risk of decreasing prices for the strategic alliance’s products; (9) the risk of significant supply shortages and increases in the cost of raw materials, especially carbon slab supply, and the impact of rising natural gas prices; (10) rising worldwide transportation costs due to historically high and volatile oil prices; (11) the ability of the strategic alliance to complete, and the cost and timing of, capital improvement projects, including upgrade and expansion of Wheeling-Pittsburgh’s hot strip mill and construction of an additional galvanizing line; (12) increased competition from substitute materials, such as aluminum; (13) changes in environmental and other laws and regulations to which the strategic alliance are subject; (14) adverse changes in interest rates and other financial market conditions; (15) failure of the convertible financing proposed to be provided by CSN to be converted to equity; (16) changes in United States trade policy and governmental actions with respect to imports, particularly with respect to restrictions or tariffs on the importation of carbons slabs; and (17) political, legal and economic conditions and developments in the United States and in foreign countries in which the strategic alliance will operate. There is no guarantee that the expected events, trends or results will actually occur. The statements are based on many assumptions and factors, and any changes in such assumptions or factors could cause actual results to differ materially from current expectations. CSN, CSN Holdings and Wheeling-Pittsburgh assume no duty to update forward-looking statements. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained in CSN’s and Wheeling-Pittsburgh’s other filings with the SEC.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.
99.1	Press release issued by Wheeling-Pittsburgh Corporation dated November 7, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION
By:	/s/ Paul J. Mooney
Paul J. Mooney
Executive Vice President and Chief Financial Officer

Dated: November 7, 2006